SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) October 1, 1999


                          OLYMPUS COMMUNICATIONS, L.P.
             (Exact name of registrant as specified in its charter)

    Delaware                       333-19327                  25-1622615
 (State or other            (Commission File Number)         (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)

                           OLYMPUS CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                       333-19327                  23-2868925
(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)

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               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (814) 274-9830



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Item 1. Changes in Control of  Registrant.

         The redemption by Olympus Communications, L.P., of the Olympus partnership interests held by Telesat Cablevision, Inc. as described in Item 5 of this report may be deemed to involve a change in control of Olympus. Accordingly, the information set forth below under Item 5 is incorporated herein by reference.


Item 5.  Other Events.

         On October 1, 1999, Olympus Communications, L.P. completed its previously announced redemption of the interests in Olympus held by Telesat Cablevision, Inc., a subsidiary of FPL Group, Inc. The redemption was made in exchange for noncash assets of Olympus valued at approximately $108 million pursuant to the previously announced redemption agreement between the parties. As a result of the redemption, Olympus has become a wholly-owned subsidiary partnership of Adelphia Communications Corporation and the financial results of Olympus will be consolidated with those of Adelphia and Adelphia's other consolidated subsidiaries. Prior to the redemption, Olympus was a nonconsolidated joint venture of Adelphia accounted for on the equity method.

         The redemption transaction was the result of arms length negotiations between the parties. Olympus owned and operated cable television systems which as of June 30, 1999 served approximately 641,000 basic subscribers. Adelphia will continue to operate the Olympus systems after the redemption. One of the directors of Adelphia is Dennis Coyle, who is also the Vice President, Secretary and General Counsel of FPL Group, Inc. and is an officer and director of Telesat Cablevision, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 14, 1999             OLYMPUS COMMUNICATIONS, L.P.

                                   BY:      ACP HOLDINGS, INC.
                                                     Managing General Partner

                                   By:   /s/Timothy J. Rigas
                                            Timothy J. Rigas
                                            Executive Vice President, Treasurer,
                                            and Chief Financial Officer of ACP
                                            Holdings, Inc.


Date: October 12, 1999             OLYMPUS CAPITAL CORPORATION

                                   By:   /s/Timothy J. Rigas
                                            Timothy J. Rigas
                                            Executive Vice President, Treasurer,
                                            and Chief Financial Officer